Exhibit 10.1

FORM OF LOCK-UP AGREEMENT

February [●], 2026

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement”) understands that Nakamoto Inc. [formerly known as Kindly MD, Inc.)], a Delaware corporation (the “Purchaser”), has entered into an Agreement and Plan of Merger, dated as of February [●], 2026 (as the same may be amended from time to time, the “Merger Agreement”) with [BTC Merger Sub, Inc., a Delaware corporation/UTXO GP Merger Sub, LLC, a Tennessee limited liability company] and a wholly owned subsidiary of the Purchaser, [BTC Inc., a Delaware corporation/UTXO Management GP, LLC, a Tennessee limited liability company] (the “Company”), and [●], solely in its capacity as the agent for and on behalf of the [Company Stockholders/Equityholders] under the Merger Agreement. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

As a condition and inducement to the Purchaser to enter into the Merger Agreement and to consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of the Purchaser, the undersigned agrees as follows:

1.	During the period commencing upon the Closing and ending on the date that is six (6) months after the Closing Date (the “First Restricted Period”), the undersigned will not:

a.	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, 50% of the number of shares of Purchaser Capital Stock or securities convertible into or exercisable or exchangeable for shares of Purchaser Capital Stock [(other than the Holdback Shares)] (including, without limitation: [(i)] any shares of capital stock of the Company convertible into Purchaser Capital Stock [(other than the Holdback Shares)] pursuant to the Merger Agreement and Purchaser Capital Stock or such other securities that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC; and [(ii)] securities of the Purchaser which may be issued upon exercise or vesting, as applicable, of an option, warrant, restricted stock award or restricted stock unit [of either the Company of Purchaser], in each case to purchase, receive in the future or otherwise acquire Purchaser Capital Stock (collectively, “Purchaser Equity Rights”)) that are currently owned or hereafter acquired through the Closing (the “First Group of Locked Shares”);

b.	enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any of the securities included in the First Group of Locked Shares regardless of whether any such transaction described in clause 1.a above or this clause 1.b is to be settled by delivery of Purchaser Capital Stock or other securities, in cash or otherwise;

c.	make any demand for, or exercise any right with respect to, the registration of any securities included in the First Group of Locked Shares (other than such rights set forth in the Merger Agreement); or

d.	publicly disclose the intention to do any of the foregoing.

2.	During the period commencing upon the Closing and ending on the date that is twelve (12) months after the Closing Date (the “Second Restricted Period”), the undersigned will not:

a.	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, the remaining 50% of the number of shares of Purchaser Capital Stock [(other than the Holdback Shares)] or Purchaser Equity Rights that are currently owned or hereafter acquired through the Closing (the “Second Group of Locked Shares”, together with the First Group of Locked Shares, the “Locked Shares”);

b.	enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any of the securities included in the Second Group of Locked Shares regardless of whether any such transaction described in clause 2.a above or this clause 2.b is to be settled by delivery of Purchaser Capital Stock or other securities, in cash or otherwise;

c.	make any demand for, or exercise any right with respect to, the registration of any securities included in the Second Group of Locked Shares (other than such rights set forth in the Merger Agreement); or

d.	publicly disclose the intention to do any of the foregoing.

3.	The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

a.	transfers of the Locked Shares:

i.	if the undersigned is a natural person, (A) to any person related to the undersigned by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide gift or a charitable contribution, (D) by operation of Law pursuant to a qualified domestic order or in connection with a divorce settlement or (E) to any partnership, corporation or limited liability company which is controlled by the undersigned and/or by any such Family Member(s);

ii.	if the undersigned is a corporation, partnership or other entity, (A) to another corporation, partnership, or other entity that is a direct or indirect affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities that control or manage, are under common control or management with, or are controlled or managed by the undersigned (including, for the avoidance of doubt, a fund managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by or under common control with such manager or managing member or general partner or management company as the undersigned), (B) as a distribution or dividend to equity holders, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution or (D) transfers or dispositions not involving a change in beneficial ownership; or

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iii.	if the undersigned is a trust, to any grantors or beneficiaries of the trust;

and provided, further that, in the case of any transfer or distribution pursuant to this clause 3.a, such transfer is not for value and each donee, heir, beneficiary or other transferee or distributee shall sign and deliver to the Purchaser a lock-up agreement in the form of this Lock-Up Agreement with respect to the Locked Shares;

b.	the exercise or settlement of any Purchaser Equity Rights (including a net or cashless exercise), and any related transfer of shares of Purchaser Capital Stock to the Purchaser for the purpose of paying the exercise price of such Purchaser Equity Rights or for paying taxes (including estimated taxes or tax withholding obligations) due as a result of such exercise; provided that, for the avoidance of doubt, the shares of Purchaser Capital Stock underlying any Locked Shares shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

c.	the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Purchaser Capital Stock; provided that such plan does not provide for any transfers of securities included in either (i) the First Group of Locked Shares during the First Restricted Period or (ii) the Second Group of Locked Shares during the Second Restricted Period;

d.	pursuant to a bona-fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Purchaser’s capital stock involving a change of control of [Purchaser/Public Company], provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Locked Shares shall remain subject to the restrictions contained in this Lock-Up Agreement;

e.	pursuant to an order of a court or regulatory agency; or

f.	consented to by the Company; and

provided, further, that, with respect to each of 3.a, 3.b, and 3.c, above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or disposition of either (i) the First Group of Locked Shares during the First Restricted Period or (ii) the Second Group of Locked Shares during the Second Restricted Period (other than (x) any exit filings or public announcements that may be required under applicable federal and state securities Laws or (y) in respect of a required filing under the Exchange Act in connection with the exercise or the net settlement of any [Purchaser/Public Company]Equity Right, settled in Purchaser Capital Stock, that would otherwise expire during the First Restricted Period or Second Restricted Period, as applicable, provided that reasonable notice shall be provided to the Purchaser prior to any such filing).

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4.	Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement, and will not be recorded on the share register of the Purchaser. In furtherance of the foregoing, the undersigned agrees that the Purchaser and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement. Purchaser may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the undersigned’s ownership of the Locked Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

5.	The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

6.	The undersigned understands that if the Merger Agreement is terminated for any reason, this Lock-Up Agreement will automatically terminate, and the undersigned shall be released from all of his, her or its obligations under this Lock-Up Agreement. The undersigned understands that the Purchaser is proceeding with the transactions contemplated by the Merger Agreement in reliance upon this Lock-Up Agreement. This Lock-Up Agreement will automatically terminate, and the undersigned will be released from all of his, her or its obligations hereunder, upon the date that is six (6) months after the date of the Merger Agreement in the event that transactions contemplated by the Merger Agreement have not been consummated by such date.

7.	Any and all remedies herein expressly conferred upon the Purchaser will be deemed the cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity, and the exercise by the Purchaser of any one remedy will not preclude the exercise of any other remedy. The undersigned agrees that irreparable damage would occur to the Purchaser in the event that any provision of this Lock-Up Agreement was not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the Purchaser shall be entitled to an injunction or injunctions to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which the Purchaser is entitled at Law or in equity, and the undersigned waives any bond, surety or other security that might be required of [Purchaser/Public Company] with respect thereto.

8.	In the event that any holder of [Purchaser/Public Company]’s securities that are subject to a substantially similar agreement entered into by such holder, other than the undersigned, is permitted by [Purchaser/Public Company] to sell or otherwise transfer or dispose of shares of Purchaser Capital Stock for value other than as permitted by this or a substantially similar agreement entered into by such holder, the same percentage of shares of Purchaser Capital Stock held by the undersigned on the date of such release or waiver as the percentage of the total number of outstanding shares of [Purchaser/Public Company] Capital Stock held by such holder on the date of such release or waiver that are subject of such release or waiver shall be immediately and fully released on the same terms from any remaining restrictions set forth herein (the “Pro-Rata Release”); provided, however, that such Pro-Rata Release shall not be applied unless and until permission has been granted by Purchaser to an equity holder or equity holders to sell or otherwise transfer or dispose of all or a portion of such equity holders shares of Purchaser Capital Stock in an aggregate amount in excess of 1% of the number of shares of Purchaser Capital Stock originally subject to a substantially similar agreement. The Purchaser shall notify the undersigned within two (2) business days prior to the effective date of a release of securities of any holder of Purchaser Capital Stock of such holder’s obligations under a lock-up or substantially similar agreement that gives rise to a Pro-Rata Release.

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9.	Upon the release of any of the Locked Shares in accordance with the terms of this Lock-Up Agreement, the Purchaser will cooperate with the undersigned to facilitate the timely preparation and delivery of book entry statements representing the Locked Shares without the restrictive legend above or the withdrawal of any stop transfer instructions by virtue of this Lock-Up Agreement. [Following such release, removal of the affiliate legend and any related stop transfer instructions shall be effected only in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws. If the undersigned remains an affiliate of the Purchaser at the time of the proposed transfer, the Purchaser shall cause the removal of such legend only in connection with (i) a transfer pursuant to an effective registration statement under the Securities Act, (ii) a transfer in compliance with Rule 144 (including the manner-of-sale, volume, notice and public information requirements applicable to affiliates), if available, or (iii) another applicable exemption from registration under the Securities Act. Any legend removal shall be conditioned upon the Purchaser’s receipt of customary representations from the undersigned and a customary legal opinion of counsel, if required by the transfer agent.]

10.	This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the Laws of the state of Delaware, without regard to the conflict of Laws principles thereof.

11.	This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by the Purchaser and the undersigned by facsimile or electronic transmission in .pdf format shall be sufficient to bind such parties to the terms and conditions of this Lock-Up Agreement.

[SIGNATURE PAGE FOLLOWS]

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Very truly yours,

[Signatory]

Signature (for individuals):

Name:

Signature (for entities):

By:
Name:
Title:

Accepted and Agreed By Nakamoto Inc.:

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]